UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                      Current Report Pursuant o Section 13
                or 15 (d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  January 10, 2005
                                                   (January 4, 2005)

                        Bio Solutions Manufacturing, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    New York                        000-33229                   16-1576984
----------------------        ------------------------     ---------------------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


                    1161 James Street, Hattiesburg, MS 39401
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (601) 582-4000


                                      N/A
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13(e)-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

     Not Applicable


SECTION 2 - FINANCIAL INFORMATION

     Not Applicable


SECTION 3 - SECURITIES AND TRADING MARKETS

     Not Applicable


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL INFORMATION

     Not Applicable


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Director

     On January 4, 2005, the Company received notice, dated December 30, 2004, of and thereby subsequently accepted the resignation of Joe H. Ashley as a Director.


SECTION 6 - [Reserved]

     Not Applicable


SECTION 7 - REGULATION FD

     Not Applicable

SECTION 8 - OTHER EVENTS

     Not Applicable


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Finanical Statements and Exhibits

     (c) Exhibits.

Exhibit No.    Description
-----------------------------------------

17.1  *        Resignation of Director.

------------------
* Filed herewith.




                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Bio Solutions Manufacturing, Inc..


Date:   January 10, 2005            By:     /s/ Krish V. Reddy
------------------------------       ---------------------------------------
                                    Krish V. Reddy, Ph.D.,
                                    President








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